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Exhibit 10.4

FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE (or the "Agreement"), dated this 30th day of April, 2001, by and between FV OFFICE PARTNERS II, L.P., a limited partnership organized and existing under the laws of Delaware, (hereinafter referred to as "Landlord") and TRAFFIC.COM, INC., a corporation organized and existing under the laws of Delaware whose present address is 851 Duportail Road, Wayne, PA 19087 (hereinafter referred to as "Tenant").

WITNESSETH THAT:

        WHEREAS, Landlord leased certain Premises at Chesterbrook Corporate Center in the building located at 851 Duportail Road, Wayne, Pennsylvania 19087, to Tenant pursuant to that certain Lease dated June 14, 2000 providing for the leasing of a total of 30,458 rentable square feet of office space (hereinafter referred to as the "Lease"), the Premises being more particularly described therein; and

        WHEREAS, Landlord has also agreed to provide and Tenant has agreed to lease an additional approximately 1,852 rentable square feet of space in the basement of the Building (the "Phase III Premises") and designated as "Phase III" on the plan attached hereto as Exhibit "A".

        WHEREAS, Landlord and Tenant have agreed to the following changes and that effective immediately the Lease will be amended as follows:

        1.     Article 3(a), Term, shall be deleted in its entirety and replaced with the following:

          The demise of the Phase I Premises shall be October 10, 2000 for 10,315 rentable square feet on the first floor of the Building and October 16, 2000 for 12,621 rentable square feet on the second floor of the Building (the "Phase I Commencement Date") and ending, without the necessity of notice from either party to the other, on October 31, 2005 (the "Maturity Date").

        2.     Effective June 1, 2001, the following Article 3(b)(i) shall be added to the Lease:

          The demise of the Phase III Premises shall be for the term (hereinafter referred to as the "Phase III Term") commencing on May 1, 2001 and ending on October 31, 2005.

        3.     Effective June 1, 2001, Article 3(c) shall be deleted in its entirety and replaced with the following:

          The Phase I Term, Phase II Term, and Phase III Term are hereinafter sometimes collectively referred to as the "Term."

        4.     Effective June 1, 2001, the term Premises as used in the Lease shall thereafter include the Phase III Premises.

        5.     Effective June 1, 2001, the minimum fixed annual rent (the "Fixed Rent") shall be increased by the sum One Thousand Two Hundred Dollars ($1,200.00) payable in lawful money of the United States of America in equal monthly installments in advance and without demand, notice, set-off, or deduction on the first day of each and every month during the initial Term of the Lease.

        6.     Tenant hereby accepts the Phase III Premises in its present condition, without any representation or warranty of Landlord as to the condition of the Phase III Premises or as to the use that may be made thereof. Landlord is leasing and Tenant is accepting the Phase III Premises in its "as is, where is" condition, and Tenant acknowledges that Landlord has not made, nor shall Landlord be deemed to have made, any representation or warranty, express or implied, with respect to the Phase III Premises in connection with this Amendment, it being agreed that all risks incident thereto are to be borne by Tenant. Tenant acknowledges that Landlord shall have no responsibility to make any improvements to the Phase III Premises in connection with this Amendment.

        7.     Article 34, Security Deposit, shall be deleted in its entirety and replaced with the following:

          (a)   On or before May 1, 2001, Tenant shall provide to Landlord a security deposit in the amount of Four Thousand Two Hundred Sixty Five Dollars and Thirty Three Cents ($4,265.33). Tenant has provided to Landlord an increase in such security deposit in the amount of Sixty Six Thousand Eight Hundred Three Dollars and Thirty Four Cents ($66,803.34). Such sums shall be retained by Landlord without interest and not in trust or in a separate account as security for the payment by Tenant of the rent herein agreed to be paid and for the faithful performance of the covenants contained in this Lease. If at any time Tenant shall be in default under any of the provisions of this Lease, Landlord shall be entitled, at its sole discretion to apply such security deposit

              (i)  to payment of

              (A)  any rent for the payment of which Tenant shall be in default as aforesaid,

              (B)  any expense incurred by Landlord in curing any such default, and/or

              (C)  any other sums due to Landlord in connection with such default or the curing thereof, including, without limitation, any damages incurred by Landlord by reason of such default; or

             (ii)  to retain the same in liquidation of all or part of the damages suffered by Landlord by reason of such default. Any portion of such deposit that shall not be utilized for any such purpose shall be returned to Tenant following the expiration of this Lease and surrender of the entire Premises to Landlord.

        8.     Tenant hereby reconfirms and restates the following Confession of Judgment which shall apply to the Lease as amended:

          (A)  WHEN THIS LEASE OF TENANTS RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS LEASE, AND ALSO WHEN AND AS SOON AS SUCH TERM SHALL HAVE EXPIRED OR BEEN TERMINATED, TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY COURT OF RECORD AS ATTORNEY FOR TENANT AND ANY PERSONS CLAIMING THROUGH OR UNDER TENANT TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING THROUGH OR UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED, CANCELED OR SUSPENDED AND POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT OR ANY PERSON CLAIMING THROUGH OR UNDER TENANT, LANDLORD SHALL HAVE THE RIGHT, UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON ANY SUBSEQUENT TERMINATION OR EXPIRATION OF THIS LEASE OR ANY RENEWAL OR EXTENSION HEREOF, OR OF TENANT'S RIGHT OF POSSESSION, AS HEREINBEFORE SET FORTH, TO CONFESS JUDGMENT IN EJECTMENT AS HEREINBEFORE SET FORTH ONE OR MORE ADDITIONAL TIMES TO RECOVER POSSESSION OF THE SAID PREMISES.

          IN ANY ACTION OF OR FOR EJECTMENT OR OTHER SUMS, IF LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY IT OR SOMEONE ACTING

  FOR IT SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE OF SUCH FACTS; AND IF A TRUE COPY OF THIS LEASE (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT RELEASES TO LANDLORD, AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR TENANT, ALL PROCEDURAL ERRORS IN ANY PROCEEDINGS TAKEN BY LANDLORD, WHETHER BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED IN THIS LEASE OR NOT, AND ALL LIABILITY THEREFOR.

TENANT PLEASE INITIAL HERE	/s/ [ILLEGIBLE]

        9.     Tenant hereby acknowledges and agrees that, since July 10, 2000, construction of the improvements in the Phase I Premises pursuant to the Tenant's Layout Plans and the Engineering Plans dated July 31, 2000, which were subsequently revised and updated on August 8, 2000 and August 23, 2000, has been completed.

        10.   Tenant represents and warrants to Landlord that it has not employed, dealt with or negotiated with any broker or agent other than Fox Realty Co. and The Staubach Company of Pennsylvania. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all demands, actions, loss, damage, or liability, including, without limitation, reasonable attorneys' fees, to which Landlord may now or hereafter become subject by reason of any claim for commission, fee, or other compensation to any other broker or agent.

        11.   The submission by Landlord to Tenant of this First Amendment to Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises nor confer any rights or impose any obligations upon either party until execution thereof by Landlord and the delivery of an executed original copy thereof to Tenant.

        12.   All capitalized terms in this Amendment will have the meaning set forth in the Lease, except as specifically amended hereby.

        13.   All of the terms, conditions, and provisions of the Lease are incorporated herein by reference as fully as though set forth in this Amendment.

        14.   All other terms and conditions shall remain in full force and effect, unmodified.

        15.   The individual signing below on behalf of the Tenant represents that he has the authority and power to bind the Tenant.

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease of presaid.

LANDLORD: FV OFFICE PARTNERS II, L.P. a Delaware limited partnership
By:	FVGP II, L.L.C., a Pennsylvania limited liability company, General Partner
By:	/s/ ROBERT G. LEE Robert G. Lee a Member
TENANT: TRAFFIC.COM, INC. a Delaware corporation
By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	VP FINANCE

EXHIBIT "A"
PHASE III PREMISES

851 Duportail Road

Floor LL

Fox Realty Co.
955 Chesterbrook Blvd, Suite 120, Chesterbrook, PA 19087-5615

Prepared by PlanData Systems Corp

0 5 10 20 30 40 50

MEMORANDUM OF COMMENCEMENT DATE

        THIS MEMORANDUM OF COMMENCEMENT DATE made this 1st day of April 2001.

        FV OFFICE PARTNERS II, L.P. ("Landlord") and TRAFFIC.COM, INC. ("Tenant") are parties to a certain Agreement of Lease ("Lease") dated June 14, 2000 with respect to Premises identified as portions of the first and second floors.

        Pursuant to the Lease, Landlord and Tenant do hereby confirm that the Term of the Lease with respect to the Phase II Premises shall commence on April 1, 2001 and, subject to such rights of renewal or extension, if any, as are expressly provided therein, shall expire October 31, 2005.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum the day and year first above written.

LANDLORD:		TENANT:
FV OFFICE PARTNERS II, L.P. a Delaware limited partnership		TRAFFIC.COM, INC. a Delaware corporation
By:	FVGR II, L.L.C., a Pennsylvania limited liability company, General Partner	By:	[ILLEGIBLE]
		Name:	[ILLEGIBLE]
By:	/s/ ROBERT G. LEE Robert G. Lee a Member	Title:	VP FINANCE

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FIRST AMENDMENT TO LEASE
MEMORANDUM OF COMMENCEMENT DATE